                                                                    EXHIBIT 13.1

                      JOINT CO-CEO/CFO CERTIFICATE REQUIRED

                       PURSUANT TO 18 U.S.C. SECTION 1350

      Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of Coolbrands International Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's report on Form 20-F for the fiscal year ended August 31, 2005, (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2006

                                           /s/ David J. Stein
                                           -------------------------------------
                                           David J. Stein
                                           Chief Executive Officer

                                           /s/ Gary P. Stevens
                                           -------------------------------------
                                           Gary P. Stevens
                                           Chief Financial Officer